                                                                EXHIBIT 24.1.1


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, John C. Argue, constitute and appoint Philip A. Barach and Daniel K. Osborne, and each of them, as my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any Form 10-K or Form 10-Q of Apex Mortgage Capital, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ John C. Argue
----------------------------
John C. Argue

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Allen, constitute and appoint Philip A. Barach and Daniel K. Osborne, and each of them, as my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any Form 10-K or Form 10-Q of Apex Mortgage Capital, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Peter G. Allen
----------------------------
Peter G. Allen

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, John A. Gavin, constitute and appoint Philip A. Barach and Daniel K. Osborne, and each of them, as my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any Form 10-K or Form 10-Q of Apex Mortgage Capital, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ John A. Gavin
----------------------------
John A. Gavin

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Carl C. Gregory III, constitute and appoint Philip A. Barach and Daniel K. Osborne, and each of them, as my true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any Form 10-K or Form 10-Q of Apex Mortgage Capital, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing in as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Carl C. Gregory
----------------------------
Carl C. Gregory III